INVESTMENT GRADE MUNICIPAL INCOME FUND INC.                       ANNUAL REPORT

                                                              November 15, 1999

Dear Shareholder,

We are pleased to present you with the annual report for the Investment Grade Municipal Income Fund Inc. (the "Fund") for the fiscal year ended September 30, 1999.


     INVESTMENT GRADE MUNICIPAL
     INCOME FUND INC.

     PROFILE
     as of September 30, 1999

     Investment Goal:
     High current income
     exempt from federal
     income tax, consistent
     with preservation of
     capital

     Portfolio  Managers:
     Elbridge T. Gerry, III
     and Cynthia N. Bow,
     Mitchell Hutchins Asset Management Inc.

     Commencement:
     November 6, 1992

     NYSE Symbol:
     PPM

     Dividend Payments:
     Monthly



MARKET REVIEW
-------------------------------------------------------------------------------

The latter half of the Fund's fiscal year was a difficult time for municipal investors as the effects of rising interest rates worked their way through the markets. Amid fears of returning inflation, the Federal Reserve increased short-term rates twice, 0.25% on the last day of June and 0.25% again in August, in an attempt to cool what it saw as a potentially overheating economy. Overall rates rose accordingly, and the long Treasury bond's yield rose to 6.30% before settling back to 6.05% at period-end.

     Y2K also remained a concern in the third quarter. Fears of computer malfunctions and uncertainty about what might occur on January 1 led many issuers to bring new bonds to market in the third quarter rather than the fourth, before Y2K issues moved to the forefront of investors' minds. The surge of issuance created an oversupply of municipal bonds, which, combined with higher interest rates, pushed bond prices lower during the quarter. A secondary effect of Y2K concerns was the decision of many bond fund managers to raise cash in anticipation of year-end liquidity needs. While we are unsure exactly what impact "Year 2000" will have on the markets, we believe our portfolios are well positioned to meet their liquidity needs and are invested in those issuers best prepared for the transition from 1999 to 2000.


OUTLOOK

Municipal investors remain wary of yet another 25 basis point increase before year-end, which would effectively undo the 75 basis points of credit easing undertaken in 1998. While the Federal Reserve's preemptive moves to restrain inflation have had a negative effect on the municipal market in the short term, we expect this policy to have beneficial long-term effects. The domestic economy continues to grow faster than expectations while keeping inflation fairly well in check. As long as the markets anticipate Fed moves, the countering of slightly increasing price pressures with slightly tighter money supply should prove benign for municipal bonds.

     Regardless of whether we see another increase in short-term rates before year-end, municipal bond yields remain historically high compared to U.S. Treasury yields, at approximately 93% of corresponding U.S. Treasurys. The historical five-year average yield is about 85% of Treasurys, which points out that municipals now appear cheap relative to Treasurys. Excess supply, increased cash positions by mutual fund companies and Y2K-related liquidity premiums are partly responsible. Additionally, "crossover" buyers that move between the municipal and corporate bond markets have been shifting out of municipal bonds.

PORTFOLIO REVIEW
-------------------------------------------------------------------------------
AVERAGE ANNUAL % RETURNS, PERIODS ENDED 9/30/99
                                                           Since Inception
                            6 Mos.1      1 Yr.     5 Yrs.      11/6/92
--------------------------------------------------------------------------
Net Asset Value Return2      -1.98       -0.65      7.62        6.82
Market Price Return3         -9.90       -7.68      9.02        5.27
--------------------------------------------------------------------------

SHARE PRICE, DIVIDEND AND YIELD, 9/30/99
----------------------------------------
Net Asset Value   $16.09
Market Price      $13.88
12-Mo. Dividend   $0.90
Market Yield4     6.48%
IPO Yield4        6.00%
----------------------------------------

1 NAV and market price returns for periods of less than one year are not annualized.

2 NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.

3 Market price return assumes dividends were reinvested under the Dividend
  Reinvestment Plan. It does not reflect any commissions and is not representative of the performance of an individual investment. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

4 IPO yield is calculated by multiplying the September distribution by 12 and dividing by the initial public offering price. Market yield is calculated by multiplying the September distribution by 12 and dividing by the Fund's closing price on September 30, 1999. Yields will fluctuate.

CHARACTERISTICS*              9/30/99       3/31/99
----------------------------------------------------
Total Net Assets ($mm)        $246.6        $254.7
Weighted Avg Maturity        14.03 yrs     14.09 yrs
Weighted Avg Duration        4.29 yrs      3.37 yrs
Weighted Avg Coupon            6.69%         6.38%
AMT Paper                      0.00%         0.00%
Leverage (% of total assets)   32.4%         31.4%
----------------------------------------------------

HIGHLIGHTS

During the latest fiscal year we took advantage of several market opportunities to acquire bonds that were priced with attractive structures and optimal maturity ranges. Typical of these purchases were general obligation bonds for Houston, Texas (0.7%) and New Jersey Transportation Fund (0.8%).* The bonds were priced cheaply relative to the size of the premiums above par value.

CREDIT QUALITY*         9/30/99       3/31/99
---------------------------------------------
Cash                     1.2%           0.5%
AAA/Aaa                 48.2           52.2
AA/Aa                   31.1           32.7
A/A                     11.0           11.0
BBB/Baa                  5.4            3.6
Nonrated                 3.1            0.0
---------------------------------------------
Total                  100.0          100.0

   In the BBB credit range, we purchased bonds for California Educational Facilities (Los Angeles Chiropractic) (0.4%) and Fontana Redevelopment Agency (Jurupa Hills) (0.8%). In both cases the Fund benefited from higher yields than one would expect for these issues' levels of credit quality.

   Lastly, we purchased a private placement lease for Harris County, Texas (Murworth project) (3.2%). Private placements offer above-market yields to compensate for their limited market penetration and consequent lower liquidity. The placement's incremental yield was 1.65% above its average life. We consider these securities the equivalent of an "A+" credit rating. The Murworth project consists of improvements to an existing building to provide needed space to the Harris County Community Development Agency, the Attorney's Office, the Health and Human Services Bureau, and the Juvenile Justice Department. We believe these facilities are essential for the proper operation of the County, which is why we rated the placement a solid, A+ equivalent.

TOP TEN STATES*
As of 9/30/99                    %        As of 3/31/99                  %
--------------------------------------------------------------------------
Texas                         19.5        New York                    13.7
New York                      11.7        Texas                       13.3
Illinois                      10.5        Illinois                    11.2
Indiana                       10.5        Indiana                     11.1
Massachusetts                  7.1        Massachusetts                8.3
South Carolina                 4.6        South Carolina               5.0
Virginia                       4.2        Virginia                     4.5
California                     3.7        Connecticut                  3.7
Connecticut                    3.5        Washington                   3.5
Kentucky                       3.2        Colorado                     3.4
--------------------------------------------------------------------------
Total                         78.5        Total                       77.7

-----------
* Weightings represent percentages of portfolio assets as of September 30, 1999, unless noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

TOP TEN SECTORS*
As of 9/30/99                    %        As of 3/31/99                  %
--------------------------------------------------------------------------
Power                         18.7        Power                       17.1
Water                         11.7        Water                       15.5
General Obligations           10.4        Healthcare                  11.1
Healthcare                    10.2        General Obligations         11.1
Sales Tax                      7.0        Sales Tax                    7.4
Housing                        5.9        Housing                      6.3
Gas Distribution               5.4        Gas Distribution             5.8
Excise Tax                     4.8        Excise Tax                   5.8
University                     3.9        University                   3.9
Oil                            3.4        Oil                          3.8
--------------------------------------------------------------------------
Total                         81.4        Total                       87.8



     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on a fund in the PaineWebber Family of Funds,5 please contact your Financial Advisor.

Sincerely,



/s/ MARGO ALEXANDER                      /s/ ELBRIDGE T. GERRY, III
-------------------                      --------------------------
MARGO ALEXANDER                          ELBRIDGE T. GERRY, III
Chairman and Chief Executive Officer     Senior Vice President
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager, Investment Grade
                                         Municipal Income Fund Inc.


/s/ BRIAN M. STORMS                      /s/ CYNTHIA N. BOW
-------------------                      ------------------
BRIAN M. STORMS                          CYNTHIA N. BOW
President and Chief Operating Officer    Vice President
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager, Investment Grade
                                         Municipal Income Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended September 30, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

-----------
* Weightings represent percentages of portfolio assets as of September 30, 1999, unless noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.
5 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read before investing.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



PORTFOLIO OF INVESTMENTS       SEPTEMBER 30, 1999

Principal                                                   Moody's      S&P~
Amount                                                      Rating      Rating        Maturity            Interest
(000)                                                    (unaudited)  (unaudited)      Dates                Rates          Value
 --------                                                 ---------    ---------      --------             --------       -------
LONG-TERM MUNICIPAL BONDS--103.17%


ALASKA--2.81%

 $ 6,540   Valdez Marine Terminal British Petroleum Company
              Sohio Pipeline Project ....................     Aa2          AA+         12/01/25             7.000%       $ 6,939,202
                                                                                                                         -----------


CALIFORNIA--3.86%

   1,000   California Educational Facilities Authority
              College Chiropractic.......................     Baa2         NR          11/01/17             5.600            965,780
   3,500   California Public Works Board
              California State University Library Projects
              Series A (Pre-refunded with U.S. Government
              Securities to 09/01/00 @ 102)..............     Aaa         AAA          09/01/16             6.250          3,655,540
   3,000   California Statewide Communities
              Development Authority Irvine Apartment
              Communities Series A-3.....................     Baa2        BBB          05/17/10(1)          5.100+         2,844,000
   2,150   Fontana California Redevelopment~.............
              Agency Tax Allocation Refunding
              Jurupa Hills Redevelopment Project A ......      NR         BBB+         10/01/17             5.500          2,046,262
                                                                                                                         -----------
                                                                                                                           9,511,582
                                                                                                                         -----------
COLORADO--2.76%

   5,950   Arapahoe County Capital Improvement
              Trust Fund Highway Revenue~................
              (Pre-refunded with U.S. Government
              Securities to 08/31/05 @103)                    Aaa         AAA          08/31/26             7.000          6,808,406
                                                                                                                         -----------

CONNECTICUT--3.67%

   8,590   Connecticut Housing Finance Authority Series A & B  Aa          AA    05/15/14 to 11/15/23     6.200 to 6.750   9,056,500
                                                                                                                         -----------

GEORGIA--0.21%

     500   Municipal Electric Authority of Georgia Series B    A3           A          01/01/16             6.375            514,850
                                                                                                                         ----------

ILLINOIS--11.02%

   1,000   Illinois Educational Facilities Authority
              Northwestern University
              (Pre-refunded with U.S. Government
              Securities to 12/01/01 @ 102)..............      NR          AA+         12/01/21             6.900          1,074,380
   1,890   Illinois Toll & Highway Authority
              Series A (FGIC Insured)....................     Aaa         AAA          01/01/16             6.200          2,025,305
   2,650   University of Illinois Auxiliary Facilities...     Aa3          AA-         04/01/22             5.750          2,653,313
   7,380   Chicago Gas Supply Revenue People's Gas.......     Aa3          AA-         03/01/15             6.875          7,810,106
     250   Metropolitan Pier & Exposition Authority......     Aa3          AA-         06/15/27             6.500            264,420

                                       5

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                   MOODY'S      S&P~
AMOUNT                                                      RATING      RATING        MATURITY            INTEREST
(000)                                                    (UNAUDITED)  (UNAUDITED)      DATES                RATES          VALUE
 --------                                                 ---------    ---------      --------             --------       -------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

ILINOIS--(CONCLUDED)

 $ 11,350  Metropolitan Pier & Exposition Authority
              (Pre-refunded with U.S. Government
              Securities to 06/15/03 @ 102)..............     Aaa          AA          06/15/27             6.500%      $ 12,341,422
   1,000   Naperville Electric Revenue...................     Aa2          AA          05/01/12             5.700          1,016,940
                                                                                                                        ------------
                                                                                                                          27,185,886
                                                                                                                        ------------
INDIANA--10.98%

   1,430   Indiana Transportation Finance Authority
              Airport Facilities Series A................      A1           A+         11/01/16             6.250          1,491,090
   5,320   Indiana Transportation Finance Authority
              Airport Facilities Series A (Pre-refunded
              with U.S. Government Securities to
              11/01/02 @ 102)............................     Aaa          AA          11/01/16             6.250          5,708,785
   6,000   Indianapolis Gas Utility Revenue Series A
              (Pre-refunded with U.S. Government
              Securities to 06/01/02 @ 102)
              (FGIC Insured).............................     Aaa         AAA          06/01/23             6.200          6,391,320
   2,000   Indianapolis Local Public Improvement Bond Bank    Aa2          AA-         07/01/10             6.000          2,121,940
   4,000   Marion County Hospital Authority
              Methodist Hospital of Indiana
              (Escrowed to maturity)                          Aa3         AAA          09/01/13             6.500          4,089,000
   5,725   Petersburg County Pollution Control Revenue
              Indianapolis Power & Light Company.........     Aa2          AA-         12/01/24             6.625          6,167,142
   1,000   Purdue University Series B (Pre-refunded with
              U.S. Government Securities
              to 01/01/05 @ 103).........................     Aa2           A          07/01/15             6.700          1,116,050
                                                                                                                        ------------
                                                                                                                          27,085,327
                                                                                                                        ------------
KENTUCKY--3.32%

   7,750   Boone County Pollution Control Revenue
              Dayton Power & Light Company...............     Aa3          AA-         11/15/22             6.500          8,196,245
                                                                                                                        ------------


MASSACHUSETTS--7.46%

   8,500   Massachusetts Bay Transportation Authority
              Series C (Pre-refunded with U.S. Government
              Securities to 03/01/02 @ 102)..............     Aa3           A          03/01/23             6.100          9,003,030
   2,750   Massachusetts Water Resources Authority
              Series A (Pre-refunded with U.S. Government
              Securities to 12/01/01 @ 102)..............     Aaa         AAA          12/01/19             6.500          2,933,755
   6,000   Massachusetts Water Resources Authority
              Series A (Pre-refunded with U.S. Government
              Securities to 07/15/02 @ 102)..............     Aaa         AAA          07/15/21             6.500          6,454,620
                                                                                                                        ------------
                                                                                                                          18,391,405
                                                                                                                        ------------

                                                                               6

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                   MOODY'S      S&P~
AMOUNT                                                      RATING      RATING        MATURITY            INTEREST
(000)                                                    (UNAUDITED)  (UNAUDITED)      DATES                RATES          VALUE
 --------                                                 ---------    ---------      --------             --------       -------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

NEVADA--2.91%

 $ 6,750   Clark County Pollution Control Revenue
              Nevada Power Company (FGIC Insured)........     Aaa         AAA          06/01/19             6.600%       $ 7,162,898
                                                                                                                         -----------

NEW JERSEY--0.83%

   2,000   New Jersey St Transportation Trust Fund
              Authority Transportation Systems Series A..     Aa2         AA-          06/15/11             5.500          2,055,500
                                                                                                                         -----------

NEW YORK--12.22%

     400   New York City General Obligation Series H.....      A3          A-          02/01/16             7.000            425,020
   4,600   New York City General Obligation Series H
              (Pre-refunded with U.S. Government
              Securities to 02/01/02 @ 1011/2)...........      NR          A-          02/01/16             7.000          4,940,676
   1,150   New York City General Obligation Subseries C-1
              (Pre-refunded with U.S. Government
              Securities to 08/01/02 @ 1011/2)...........     Aaa          A-          08/01/17             7.000          1,249,141
   1,000   New York State Dormitory Authority
              Revenue Series 2 2nd City University
              Series 2...................................    Baa1        BBB+          07/01/28             5.000            864,920
   6,000   New York State Local Government Assistance
              Corporation Series B (Pre-refunded with
              U.S. Government Securities
              to 04/01/02 @ 102).........................     Aaa          A+          04/01/21             6.250          6,391,560
   5,350   New York State Local Government Assistance
              Corporation Series D (Pre-refunded with
              U.S. Government Securities
              to 04/01/02 @ 102).........................     Aaa         AAA          04/01/21             6.750          5,762,004
     750   New York State Medical Care Facilities Finance
              Unrefunded Balance Hospital Series D.......      Aa         AAA          02/15/31             6.600            791,685
     750   New York State Medical Care Facilities
              Finance Agency Revenue Prerefunded
              Hospital Series D Hospital And Nursing Homes
              (FHA Insured) .............................      Aa         AAA          02/15/31             6.600            814,748
   8,695   New York City Municipal Water Finance Authority
              Water & Sewer System Series A..............      A1           A    06/15/17 to 06/15/21   6.000 to 6.250     8,898,436
                                                                                                                         -----------
                                                                                                                          30,138,190
                                                                                                                         -----------
NORTH CAROLINA--2.15%

   2,700   North Carolina Eastern Municipal Power
              Agency Series A............................    Baa3         BBB          01/01/21             6.400          2,693,439
   1,630   North Carolina Municipal Power Agency
              Catawba Electric Revenue...................    Baa1        BBB+          01/01/17             6.250          1,617,922
     920   North Carolina Municipal Power Agency
              Catawba Electric Revenue (Pre-refunded
              with U.S. Government Securities
              to 01/01/03 @ 102).........................    Baa1        BBB+          01/01/17             6.250            985,504
                                                                                                                         -----------
                                                                                                                           5,296,865
                                                                                                                         -----------
                                       7

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                   MOODY'S      S&P~
AMOUNT                                                      RATING      RATING        MATURITY            INTEREST
(000)                                                    (UNAUDITED)  (UNAUDITED)      DATES                RATES          VALUE
 --------                                                 ---------    ---------      --------             --------       -------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

PENNSYLVANIA--2.03%

 $ 2,500   Pennsylvania State Turnpike Commission
           Turnpike Revenue Series N (FGIC Insured)           Aaa         AAA          12/01/19             5.500%       $ 2,422,825
   2,680   Philadelphia School District Series A
              (MBIA Insured).............................     Aaa         AAA          04/01/15             5.250          2,578,267
                                                                                                               -         -----------
                                                                                                                           5,001,092
                                                                                                                         -----------
RHODE ISLAND--2.58%

   6,175   Rhode Island Housing Finance Authority
               Homeownership Opportunity Series 10-A.....     Aa2          AA+         04/01/27             6.500          6,352,284
                                                                                                                         -----------


SOUTH CAROLINA--4.82%
   6,290   Richland County Pollution Control Revenue
              Union Camp Cororation Project Series C.....     A3          BBB+         11/01/20             6.550          6,469,768
   5,035   South Carolina Public Service Authority
              Santee Cooper Series D (Pre-refunded
              with U.S. Government Securities
              to 07/01/02 @ 102).........................     Aaa         AAA          07/01/31             6.625          5,427,730
                                                                                                                         -----------
                                                                                                                          11,897,498
                                                                                                                         -----------
TEXAS--20.36%

   4,000   Coastal Bend Health Facilities
              Incarnate Word Health System
              (AMBAC Insured)............................     Aaa         AAA          01/01/17             6.300          4,287,000
   8,029   Harris County Texas Lease (WI)................      NR          NR          05/01/20             6.750          8,167,479
   4,750   Harris County Subordinate Lien Revenue........     Aa2          AA          08/01/14             6.750          5,008,020
     915   Harris County Toll Road Authority Senior Lien
              (AMBAC Insured)............................     Aaa         AAA          08/15/17             6.500            972,215
   2,000   Houston Texas Refunding & Public Improvement
              Series A...................................     Aa3          AA-         03/01/15             5.250          1,916,300
   1,000   Houston Water & Sewer System Series B
              (Pre-refunded with U.S. Government
              Securities to 12/01/02 @ 102)..............      A3           A+         12/01/14             6.375          1,057,520
  6,180    Houston Water & Sewer System Series C
              (Pre-refunded with U.S. Government
              Securities to 12/01/01 @ 102)
              (AMBAC Insured)............................     Aaa         AAA          12/01/17             6.375          6,469,162
   7,500   Lower Colorado River Authority Texas Revenue
              Refunding Series B.........................     Aaa         AAA          05/15/11             6.000          7,928,025
   2,350   Port Corpus Christi Industrial
              Development Revenue
              Valero Energy Corporation Series C  .......    Baa3         BBB-         04/01/18             5.400          2,116,081
  6,750    Sabine River Authority Pollution Control Revenue
              Texas Utilities Electric Company
              (FGIC Insured).............................     Aaa         AAA          10/01/22             6.550          7,131,712

                                       8

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                   MOODY'S      S&P~
AMOUNT                                                      RATING      RATING        MATURITY            INTEREST
(000)                                                    (UNAUDITED)  (UNAUDITED)      DATES                RATES          VALUE
 --------                                                 ---------    ---------      --------             --------       -------
LONG-TERM MUNICIPAL BONDS--(CONTINUED)

TEXAS--(CONCLUDED)

 $ 5,000   Texas Health Facilities Development Corporation
              All Saints Episcopal Hospital
              (MBIA Insured).............................     Aaa         AAA          08/15/22             6.250%       $ 5,135,250
                                                                                                                         -----------
                                                                                                                          50,188,764
                                                                                                                         -----------
VIRGINIA--4.42%

   4,500   Virginia Beach Development Authority
              Sentara Bayside Hospital
              (Pre-refunded with U.S. Government
              Securities to 11/01/01 @102)...............     Aa2          AA          11/01/21             6.300          4,769,190
   5,815   Virginia Transportation Board Revenue
              Route 28 Project ..........................      Aa          AA          04/01/18             6.500          6,141,745
                                                                                                                         -----------
                                                                                                                          10,910,935
                                                                                                                         -----------


WASHINGTON--1.96%

   4,500   Metropolitan Seattle Sewer Series W
              (MBIA Insured)
              (Pre-refunded with U.S. Government
              Securities to 01/01/03 @ 102)..............     Aaa         AAA          01/01/33             6.300          4,837,095
                                                                                                                         -----------


WISCONSIN--2.80%

   6,750   Wisconsin Health and Educational Facilities
              Authority-Sisters of Sorrowful Mother Health
              Care System (MBIA Insured).................     Aaa         AAA          06/01/20             6.250          6,899,648
                                                                                                                         -----------
Total Long-Term Municipal Bonds (cost--$242,622,723)......                                                               254,430,172
                                                                                                                         -----------

SHORT-TERM MUNICIPAL NOTES--1.38%


ARIZONA--0.16%

     400   Maricopa County Pollution Control Revenue Communities
              Development Authority Irvine Apartment
                Communities Series A-3 ..................    VMIG          A1+         10/01/99             5.100*           400,000
                                                                                                                         -----------


MICHIGAN--0.49%

   1,200   Delta County Michigan Economic
              Development Corporation Environmental
              Improvement Revenue
              (Mead Escambia Paper D) ...................    VMIG          A1+         10/01/99             3.900*         1,200,000
                                                                                                                         -----------

                                       9

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

PRINCIPAL                                                   MOODY'S      S&P~
AMOUNT                                                      RATING      RATING        MATURITY            INTEREST
(000)                                                    (UNAUDITED)  (UNAUDITED)      DATES                RATES          VALUE
 --------                                                 ---------    ---------      --------             --------       -------
SHORT-TERM MUNICIPAL BONDS--(CONTINUED)



NEW JERSEY--0.73%

 $ 1,800   Port Authority of New York and New Jersey.....  VMIG-1          A1+         10/01/99             3.850%*    $  1,800,000
                                                                                                                       ------------
Total Short-Term Municipal Notes (cost--$3,400,000).......                                                                3,400,000
                                                                                                                       ------------
Total Investments (cost--$246,022,723)--104.55%............                                                             257,830,172
Liabilities in excess of other assets--(4.55)%............                                                              (11,212,528)
                                                                                                                       ------------
NET ASSETS--100.00%.......................................                                                             $246,617,644
                                                                                                                       ============

-----------------
* -Variable rate demand note is payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 1999.
+ Variable rate demand note is payable on demand. The interest shown is the rate at September 30, 1999. The maturity date reflects the earliest date bond can be put back to issuer.
AMBAC  -- American Municipal Bond Assurance Corporation.
FGIC   -- Financial Guaranty Insurance Company.
FHA    -- Federal Housing Authority.
MBIA   -- Municipal Bond Investors Assurance.
WI     -- When Issued Security.
(1)    -- Maturity date reflects earliest date bond will be put back to issuer.


                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.



STATEMENT OF ASSETS AND LIABILITIES                          SEPTEMBER 30, 1999


Assets:
Investments in securities, at value (cost--$246,022,723)...........................................................    $257,830,172
Cash...............................................................................................................          71,746
Interest receivable................................................................................................       4,405,091
Receivable for investments sold....................................................................................       2,766,606
Other assets.......................................................................................................           5,800
                                                                                                                       ------------
Total assets.......................................................................................................     265,079,415
                                                                                                                       ------------

Liabilities:
Payable for investments purchased..................................................................................      18,024,378
Payable to investment adviser and administrator....................................................................         157,487
Dividends payable to preferred shareholders........................................................................         134,469
Accrued expenses and other liabilities.............................................................................         145,437
                                                                                                                       ------------
Total liabilities..................................................................................................      18,461,771
                                                                                                                       ------------

Net Assets:
Auction Preferred Shares Series A & B--1,600 non-participating shares authorized, issued and outstanding;
  $0.001 par value; $50,000 liquidation value......................................................................      80,000,000
                                                                                                                       ------------
Common Stock--$0.001 par value; total authorized shares--199,998,400; 10,356,667 shares issued and outstanding.....     153,674,140
Undistributed net investment income................................................................................       1,188,079
Accumulated net realized loss from investment transactions.........................................................         (52,024)
Net unrealized appreciation of investments.........................................................................      11,807,449
                                                                                                                       ------------
Net assets applicable to common shareholders.......................................................................     166,617,644
                                                                                                                       ------------
Total net assets...................................................................................................    $246,617,644
                                                                                                                       ============
Net asset value per common share ($166,617,644 applicable to 10,356,667 common shares outstanding).................          $16.09
                                                                                                                             ======

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


STATEMENT OF OPERATIONS

                                                                                                                       For the
                                                                                                                     Year Ended
                                                                                                                 September 30, 1999
                                                                                                                 ------------------
Investment income:
Interest ..........................................................................................................     $14,798,817
                                                                                                                         ----------

Expenses:
Investment advisory and administration.............................................................................       2,281,147
Auction Preferred Shares expenses..................................................................................         308,215
Custody and accounting.............................................................................................         154,617
Legal and audit ...................................................................................................          79,697
Reports and notices to shareholders................................................................................          64,911
Transfer agency and service fees...................................................................................          38,561
Directors' fees....................................................................................................          10,500
Other expenses.....................................................................................................          21,991
                                                                                                                        -----------
                                                                                                                          2,959,639
Less: Fee waivers from adviser.....................................................................................        (316,831)
                                                                                                                        -----------
Net expenses.......................................................................................................       2,642,808
                                                                                                                        -----------
Net investment income..............................................................................................      12,156,009
                                                                                                                        -----------

Realized and unrealized gains (losses) from investment activities:
Net realized gains from investment transactions....................................................................         291,854
Net change in unrealized appreciation/depreciation of investments..................................................     (10,889,703)
                                                                                                                        -----------
Net realized and unrealized loss from investment activities........................................................     (10,597,849)
                                                                                                                        -----------
Net increase in net assets resulting from operations...............................................................     $ 1,558,160
                                                                                                                        ===========

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          For the Years Ended
                                                                                                              September 30,
                                                                                                      ----------------------------
                                                                                                          1999              1998
                                                                                                       -----------     ------------

From operations:
Net investment income..............................................................................   $ 12,156,009     $ 12,294,764
Net realized gain from investment transactions.....................................................        291,854               --
Net change in unrealized appreciation/depreciation of investments..................................    (10,889,703)       3,080,854
                                                                                                      ------------     ------------
Net increase in net assets resulting from operations...............................................      1,558,160       15,375,618
                                                                                                      ------------     ------------

Dividends to shareholders from:
Net investment income--common stockholders..........................................................    (9,321,000)      (9,321,000)
Net investment income--preferred stockholders.......................................................    (2,602,066)      (2,838,610)
                                                                                                      ------------     ------------
Total dividends to stockholders....................................................................    (11,923,066)     (12,159,610)
                                                                                                      ------------     ------------
Net increase (decrease) in net assets..............................................................    (10,364,906)       3,216,008

Net assets:
Beginning of year..................................................................................    256,982,550      253,766,542
                                                                                                      ------------     ------------
End of year (including undistributed net investment income of $1,188,079 and $955,136, respectively)  $246,617,644     $256,982,550
                                                                                                      ============     ============

                 See accompanying notes to financial statements

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


STATEMENT OF CASH FLOWS

                                                                                                                    For the Year
                                                                                                                        Ended
                                                                                                                  September 30, 1999
                                                                                                                  -----------------
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received .................................................................................................     $14,765,541
Expenses paid (net of fee waivers).................................................................................      (2,811,843)
Sale of short-term portfolio investments, net .....................................................................      (3,400,000)
Purchase of long-term portfolio investments .......................................................................     (14,426,151)
Sale of long-term portfolio investments ...........................................................................      17,808,971
                                                                                                                        -----------
Net cash provided by operating activities .........................................................................      11,936,518
                                                                                                                        -----------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid from net investment income to common stockholders...................................................      (9,321,000)
Dividends paid from net investment income to preferred stockholders................................................      (2,543,772)
                                                                                                                        -----------
Net cash used for financing activities.............................................................................     (11,864,772)
                                                                                                                        -----------

Net increase in cash...............................................................................................          71,746
Cash at beginning of year..........................................................................................               0
                                                                                                                        -----------
Cash at end of year................................................................................................     $    71,746
                                                                                                                        ===========

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations...............................................................     $ 1,558,160
                                                                                                                        -----------
Increase in investments, at value..................................................................................      (4,681,612)
Increase in interest receivable....................................................................................         (28,765)
Increase in receivable for investments sold .......................................................................      (2,766,606)
Increase in other assets ..........................................................................................          (5,456)
Decrease in payable to investment adviser and administrator .......................................................          (5,594)
Increase in payable for investments purchased .....................................................................      18,024,378
Decrease in accrued expenses and other liabilities ................................................................        (157,987)
                                                                                                                        -----------
Total adjustments .................................................................................................      10,378,358
                                                                                                                        -----------
Net cash provided by operating activities .........................................................................     $11,936,518
                                                                                                                        ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Investment Grade Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.

    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    Valuation of Investments--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over the counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

    Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

    Dividends and Distributions--The Fund intends to pay monthly dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

    The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

NOTES TO FINANCIAL STATEMENTS

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended September 30, 1999, Mitchell Hutchins voluntarily waived $316,831 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at September 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

     At September 30, 1999, the components of the net unrealized appreciation of investments were as follows:

   Gross appreciation (from investments having an excess of value over cost).....     $12,942,849
   Gross depreciation (from investments having an excess of cost over value).....      (1,135,400)
                                                                                      -----------
   Net unrealized appreciation of investments....................................     $11,807,449
                                                                                      ===========

    For the year ended September 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $32,450,529 and $20,575,577, respectively.

FEDERAL TAX STATUS

    The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

    At September 30, 1999, the Fund had a net capital loss carryforward of $52,024 available as a reduction, to the extent provided in the regulations, of future net realized capital gains, which will expire by September 30, 2004. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

CAPITAL STOCK

    COMMON STOCK--There are 199,998,400 shares of $0.001 par value common stock authorized. Of the 10,356,667 common shares outstanding, 8,483 shares are owned by Mitchell Hutchins.

    AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares Series A and 800 shares of Auction Preferred Shares Series B, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

    Dividends, which are cumulative, are generally reset every 28 days for APS~Series A and 3 months for APS Series B. Dividend rates ranged from 3.00% to 3.60% for the year ended September 30, 1999.

    The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

    The APS are entitled to one vote per share and unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                               For the Years Ended September 30,
                                                               ----------------------------------------------------------------
                                                                 1999          1998          1997           1996          1995
                                                               -------        -------       -------       -------        -------
Net asset value, beginning of year.....................        $ 17.09       $ 16.78       $ 16.11        $ 15.73       $ 14.72
                                                               -------       -------       -------        -------       -------
Net investment income .................................           1.17          1.19          1.19           1.21          1.18
Net realized and unrealized gains (losses) from investments      (1.02)         0.29          0.65           0.35          1.03
                                                               -------       -------       -------        -------       -------
Net increase (decrease) from investment operations.....           0.15          1.48          1.84           1.56          2.21
                                                               -------       -------       -------        -------       -------
Dividends from net investment income:
  Common stockholders .................................          (0.90)        (0.90)        (0.90)         (0.90)        (0.90)
  Common share equivalent of dividends
    paid to preferred stockholders.....................          (0.25)        (0.27)        (0.27)         (0.28)        (0.30)
                                                               -------       -------       -------        -------       -------
Total dividends to stockholders........................          (1.15)        (1.17)        (1.17)         (1.18)        (1.20)
                                                               -------       -------       -------        -------       -------
Net asset value, end of year...........................        $ 16.09       $ 17.09       $ 16.78        $ 16.11       $ 15.73
                                                               =======       =======       =======        =======       =======
Per share market value, end of year....................        $ 13.88       $ 15.94       $ 15.06        $ 13.63       $ 13.00
                                                               =======       =======       =======        =======       =======
Total investment return(1).............................          (7.68)%       12.21%        17.76%         12.03%        12.63%
                                                               =======       =======       =======        =======       =======
Ratios to average net assets attributable to common shares:
  Total expenses, net of waivers from adviser..........           1.52%         1.44%         1.44%          1.34%         1.69
  Total expenses, before waivers from adviser..........           1.71%         1.62%         1.77%          1.71%         1.82%
  Net investment income before preferred stock dividends          7.01%         7.03%         7.27%          7.61%         7.87%
  Preferred stock dividends............................           1.50%         1.62%         1.66%          1.73%         2.02%
  Net investment income available to common stockholders          5.51%         5.41%         5.61%          5.88%         5.85%
Supplemental data:
  Net assets, end of year (000's)......................       $246,618      $256,983      $253,767       $246,804      $242,906
  Portfolio turnover rate..............................              8%            0%            3%            0%             7%
  Asset coverage per share of preferred stock, end of year    $154,136      $160,614      $158,604       $154,252      $151,816

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


REPORT OF INDEPENDENT ACCOUNTANTS


To the Stockholders and Board of Directors of Investment Grade Municipal Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. (the "Fund") at September 30, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
November 9, 1999

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

TAX INFORMATION

    We are required by Subchapter M of the Internal Revenue Code of 1986, as amended to advise you within 60 days of the Fund's fiscal year end (September 30, 1999), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year were federal tax-exempt interest dividends.

    The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

    Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

GENERAL INFORMATION

THE FUND

    Investment Grade Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $60 billion in assets under management as of October 31, 1999.

SHAREHOLDER INFORMATION

    The Fund's NYSE trading symbol is "PPM." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as numerous other newspapers. YEAR 2000 RISKS

    Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

    Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DISTRIBUTION POLICY

    The Fund's Board of Directors has Established a Dividend Reinvestment Plan (The "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of painewebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may

INVESTMENT GRADE MUNICIPAL INCOME FUND INC


GENERAL INFORMATION (CONCLUDED)

participate in the plan. The ability of such stockholders to participate in the plan may change if their shares are transferred into the name of another broker or nominee.

    A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

    Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

    Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

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                                       21

                      [This Page Intentionally Left Blank]

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.


DIRECTORS

E. Garrett Bewkes, Jr.               Meyer Feldberg
Chairman                             George W. Gowen

Margo N. Alexander                   Frederic V. Malek
Richard Q. Armstrong                 Carl W. Schafer

Richard R. Burt                      Brian M. Storms
Mary C. Farrell

PRINCIPAL OFFICERS

Margo N. Alexander                   Paul H. Schubert
President                            VICE PRESIDENT AND TREASURER

Victoria E. Schonfeld                Elbridge T. Gerry, III
VICE PRESIDENT                       VICE PRESIDENT

Dianne E. O'Donnell~Vice
PRESIDENT AND SECRETARY

Dennis L. McCauley
VICE PRESIDENT

INVESTMENT ADVISER AND
ADMINISTRATOR

MITCHELL HUTCHINS ASSET MANAGEMENT INC.
51 WEST 52ND STREET
NEW YORK, NEW YORK 10019





NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

INVESTMENT

GRADE

MUNICIPAL

INCOME

FUND INC.


September 30, 1999

A N N U A L   R E P O R T


PaineWebber
c 1999 PaineWebber Incorporated
Member SPIC
All rights reserved